             Exhibit 32.1

 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT CF 2002

The following statement is provided by the undersigned to accompany the Form 10-Q for The Willowbridge Fund L.P. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002

The undersigned certifies in his capacity as an officer of Ruvane Investment Corporation, the general partner of The Willowbridge Fund  L.P., that the foregoing Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of The Willowbridge Fund L.P. for the period in question.

Date:  August 12, 2005                               By:  /s/Robert L. Lerner_________________________
                                                                          President
                                                                          Ruvane Investment Corporation
                                                                          the general partner of The Willowbridge Fund L.P.